Execution Version 187382661.10 SEPARATION AGREEMENT This Separation Agreement (the “Agreement”) is effective as specified below and is entered into by and between CEA Industries, Inc., a Nevada corporation (the “Company”), and Nicholas J. Etten (the “Director”). The Company and the Director are collectively referred to herein as the “Parties.” TERMS AND CONDITIONS 1. Resignation from Board of Directors. The Director hereby resigns from the Board of Directors of the Company (the “Board”), which resignation shall be effective immediately after the execution and delivery of the Cooperation Agreement by and among the Company and YZILabs Management Ltd. (such that the Director will still be a current director of the Company at the time the Cooperation Agreement is executed and delivered) (such date and time, the “Resignation Date”). This Section 1 shall constitute a resignation notice for such purpose. 2. Separation Payment. The Company shall make a payment to the Director of an aggregate of $85,000 (the “Separation Payment”) promptly following the Resignation Date, but in any event no later than five (5) business days following the Resignation Date. The Director acknowledges and agrees that the Separation Payment constitutes all of the Director’s rights with respect to compensation for services as a director of the Company and for services as a consultant of the Company, other than the Restricted Stock Unit Agreement addressed in Section 4 herein. In addition, following the Resignation Date, the Company shall directly pay the Director’s reasonable and documented legal fees and costs of Akin Gump Strauss Hauer & Feld LLP actually incurred in connection with the negotiation of this Agreement in an amount not to exceed $50,000. 3. Release of Claims. (a) Release by Director. As of the Resignation Date, in consideration of the payments and benefits provided under this Agreement, the sufficiency of which the Director expressly acknowledges, the Director, on behalf of himself and his heirs, executors, administrators, trustees, legal representatives, successors, and assigns (all of the foregoing collectively, the “Director Releasing Parties”), hereby fully, finally, irrevocably, and unconditionally releases, acquits, and forever discharges the Company, its parents, subsidiaries, affiliates, predecessors, successors, and assigns, and each of their respective current and former directors, officers, stockholders, members, managers, employees, agents, attorneys, insurers, and representatives, in their individual and official capacities (collectively, the “Company Released Parties”), from any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings, covenants, contracts, agreements, promises, doings, omissions, damages, executions, obligations, liabilities, and expenses (including attorneys’ fees and costs), of every kind and nature whatsoever, whether known or unknown, suspected or unsuspected, matured or unmatured, contingent or fixed, at law or in equity, which any Director Releasing Party ever had, now has, or hereafter can, shall, or may have against any Company Released Party, arising out of or relating to the service of the Director, in his capacity as a director and as a consultant, to the

- 2 - 187382661.10 Company, from the beginning of time through the date of execution of this Agreement, including without limitation the following claims (with the exceptions specifically delineated below): (i) any and all claims arising out of or relating to the service of the Director, in his capacity as a director and as a consultant, to the Company, or the termination thereof; (ii) any and all claims for unpaid or additional compensation, consulting fees, bonuses, incentive compensation, equity, commissions, severance, benefits, expense reimbursements, or remuneration of any kind whatsoever; (iii) any and all claims arising under any federal, state or local law, statute, regulation, or ordinance, including but not limited to any claims under the Fair Labor Standards Act, Title VII of the Civil Rights Act, the Americans with Disabilities Act, the Age Discrimination in Employment Act, the Older Workers Benefit Protection Act, the Family and Medical Leave Act, the Worker Adjustment and Retraining Notification Act, the Employee Retirement Income Security Act, the Sarbanes-Oxley Act, the Uniformed Services Employment and Reemployment Rights Act, the Colorado Anti-Discrimination Act; the Colorado Wage Act, Colorado’s Lawful Activities Statute, the Colorado Chance to Compete Act, the Colorado Healthy Families and Workplaces Act, Colorado FAMLI, the Public Health Emergency Whistleblower Act, the Colorado Personnel Files Employee Inspection Right Statute, the Colorado Job Application Fairness Act; the Colorado Labor Peace Act, the Colorado Labor Relations Act, the Colorado Wage Act, any Colorado Overtime and Minimum Pay Standards Order, the Colorado Equal Pay Act, any other Colorado Labor Statutes, or the Constitutions of the State of Colorado and the United States; provided, however, the identification of specific statutes is for purposes of example only, and the omission of any specific statute or law shall not limit the scope of this general release in any manner; (iv) any and all claims arising under common law, including without limitation claims for breach of contract (express or implied), breach of the implied covenant of good faith and fair dealing, promissory estoppel, unjust enrichment, quantum meruit, wrongful termination, retaliation, defamation, fraud, misrepresentation, negligence, intentional or negligent infliction of emotional distress, invasion of privacy, or any other tort or quasi- tort claim; (v) any and all claims for injunctive relief, declaratory relief, or other equitable relief of any kind; and (vi) any and all claims for damages of any kind, including compensatory, consequential, punitive, or exemplary damages, attorneys’ fees, costs, or disbursements. Notwithstanding the foregoing, this Release shall not apply to: (A) any rights, obligations and/or claims arising under this Agreement, including the Company’s payment obligations hereunder; (B) any rights and/or claims of the Director in his capacity as a stockholder of the Company; (C) any rights, obligations and/or claims under the Indemnification Agreement (defined below), including for indemnification, advancement and any of the Director’s other rights under that Indemnification Agreement; (D) any rights, obligations and/or claims under the July RSU

- 3 - 187382661.10 Agreement (defined below); (E) any claims arising from events occurring after the date of execution of this Agreement; or (F) any other claims that the Director cannot release as a matter of law. The Director understands and agrees that (subject to the foregoing exceptions) this Release is intended to include all claims, if any, covered herein that any Director Releasing Party may have and not now know or suspect to exist in his/its favor against any Company Released Party and that this Release extinguishes such claims. Thus, the Director expressly waives all rights under any statute or common law principle in any jurisdiction that provides, in effect, that a general release does not extend to claims which the releasing party does not know or suspect to exist in the Director’s favor at the time of executing the release, which if known by the Director must have materially affected the Director’s settlement with the party being released. The Parties agree that nothing contained herein, and no action taken by any Party hereto with regard to this Release, shall be construed as an admission by any Party of liability or of any fact that might give rise to liability for any purpose whatsoever. The Director represents and warrants that he has not assigned, transferred, or purported to assign or transfer to any person or entity any claim or portion thereof released herein, and that no other person or entity has any interest in any such claims. The Director further represents and warrants that he is not aware of any claims against any Company Released Party other than those fully and finally released herein. The release set forth in this Section 3(a) is intended to be as broad as the law permits (subject to the exceptions specifically listed herein), and the Director expressly waives any right to assert, and covenant not to sue upon, any claim released herein. In addition to any other remedies available under applicable law, in the event that the Director has committed, threatens to commit, and/or commits a breach of any term, condition, or covenant in this Agreement, including, but not limited to, this covenant not to sue, the Director shall, to the extent permitted by applicable law, repay the gross monetary value of any previously paid Separation Payment, and further pay to the Company all of their reasonable costs and expenses, including reasonable fees, incurred in enforcing the terms of this Agreement and/or defending any action(s). The Parties agree that such repayment is reasonable in light of the damages that the Company would incur and is not a penalty. (b) Release by Company. As of the Resignation Date, the Company, on behalf of itself and its subsidiaries and affiliates (the “Company Releasing Parties”), hereby releases and discharges the Director from any and all claims, demands, actions, and causes of action, known or unknown, arising out of or relating to the service of the Director, in his capacity as a director and as a consultant, to the Company, through the date of the Company’s execution of this Agreement; provided, however, that this release shall not apply to: (i) any obligations of the Director expressly set forth in this Agreement; (ii) any claims arising from fraud; embezzlement; gross misappropriation of Company property or assets; gross willful misconduct; violation of securities laws or regulations (including, without limitation, insider trading and market manipulation); violation of applicable stock exchange listing requirements; breach of fiduciary duty owed to the Company, its affiliates, or any third-parties (including, without limitation, the obligation to avoid self-dealing or undisclosed conflicts of interest as part of the fiduciary duty of loyalty); unlawful harassment, discrimination, or retaliation against any employee, contractor, or other individual;

- 4 - 187382661.10 gross negligence; or criminal conduct by the Director; or (iii) any claims for breach of the surviving obligations set forth in this Agreement. (c) Exclusions. Notwithstanding the foregoing, nothing in this Section shall release any Party from obligations expressly set forth in this Agreement, or release any claims that cannot be waived as a matter of applicable law, including the right to file a charge with a government agency (though each Party waives the right to any monetary recovery in connection therewith to the fullest extent permitted by law). 4. Outstanding Equity Award. The Company and the Director acknowledge and agree that the Director’s Restricted Stock Unit Agreement dated July 27, 2025 (the “July RSU Agreement”) remains in full force and effect, and that the Director has no other outstanding Company equity awards and no rights to any other Company equity awards. The Company will seek shareholder approval of the Company’s 2025 Equity Incentive Plan in accordance with the July RSU Agreement. 5. Indemnification Agreement. The Company and the Director acknowledge and agree that the Director’s December 2, 2025 Indemnification Agreement (the “Indemnification Agreement”) remains in full force and effect. 6. Knowing and Voluntary Agreement. The Director agrees and acknowledges that he has been given a reasonable and sufficient period of time to consider this Agreement before signing, that he has been advised to consult with an attorney of his choice prior to executing this Agreement, and has done so to the extent he deemed appropriate, and that he enters into this Agreement knowingly, voluntarily, and of his own free will. 7. Exceptions. Notwithstanding anything in this Agreement that could be construed to the contrary, nothing in this Agreement shall limit the ability of the Company or the Director (or their respective attorneys) to initiate communications directly with, respond to any inquiry from, volunteer information to, or provide testimony before the Securities and Exchange Commission, the Department of Justice, any regulatory or self-regulatory organization, or any other governmental, law enforcement, or regulatory authority, regarding this Agreement and its underlying facts and circumstances, or any reporting of, investigation into, or proceeding regarding suspected violations of law, and that, in each case, no such person is required to advise or seek permission from the Company before or after engaging in any such activity. Each of the Parties further acknowledges that, in connection with any such activity described above, the Company and the Director must inform such authority of the confidential nature of any confidential information that it provides, and it is not permitted to disclose any information that is protected by the attorney-client privilege or any other privilege belonging to the Company, as the Company does not waive and intends to preserve such privileges. Each Party is hereby notified that, pursuant to federal law (the Defend Trade Secrets Act), an individual shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is (i) made in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney solely for the purpose of reporting or investigating a suspected violation of law; or (ii) made in a complaint or other document filed in a lawsuit or other proceeding if such filing is made under seal. Further, nothing in this Agreement prohibits the Company or the Director from testifying truthfully in an administrative, legislative or judicial proceeding when compelled by law

- 5 - 187382661.10 or from providing documents pursuant to a court order, subpoena, or other compulsory legal process, provided that the Company or the Director (unless prohibited by law) first provides the Company or the Director, as applicable, with prior notice of such legal compulsion to afford such person an opportunity to seek a protective order preventing or limiting such disclosure. In addition, nothing in this Agreement prevents the Company or the Director from discussing or disclosing information about any alleged discriminatory or unfair employment practice, and the Director represents and warrants that the Director is not aware of any such alleged discriminatory or unfair employment practice. The Director hereby understands, acknowledges, and agrees that this Agreement does not contain a “nondisclosure provision” as that term is defined under Colorado law, C.R.S.A. § 24-34-407. Further, the Company shall not be restricted from making truthful statements with respect to the Director when required by law, including, without limitation, the Company’s obligations with respect to filings with the Securities and Exchange Commission or other applicable authorities. 8. Non-Assistance to Litigants. The Director agrees that he will not aid, advise or otherwise assist any competitor or potential competitor of the Company, current or prospective stockholder or other investor in the Company, litigant or potential litigant against the Company (each, a “Potential Adverse Party” and, for the avoidance of doubt, this defined term excludes any governmental or regulatory authority) in asserting, prosecuting, or defending any claim, or making any other demands, against the Company, or in taking any actions to influence the management or directors of the Company; provided, however, that the preceding language shall not limit the Director’s ability to (i) make truthful statements or disclosures that are required by applicable law, regulation or legal process; (ii) request or receive confidential legal advice; (iii) cooperate, participate, or file charges with any federal, state or local government agency; (iv) report suspected violations of law; (v) enforce this Agreement or any other agreement between the Director and the Company; (vi) exercise the Director’s rights as a stockholder of the Company; or (vii) testify truthfully in an administrative, legislative or judicial proceeding when compelled by law, or complying with any court order, subpoena, or other compulsory legal process in any such proceeding. The Director shall promptly notify the Company if, at any time within the twelve (12) month period following the Resignation Date, the Director is approached by any Potential Adverse Party to provide assistance or receives a court order, subpoena or other compulsory legal process, in either case concerning any such matters. 9. Confidentiality. The Director agrees that the facts and matters giving rise to this Agreement and all board proceedings, deliberations and actions, and all business and operational plans, contracts, marketing and sales programs, financial statements and projections, possible acquisitions and divestitures, actions relating to the Company’s stock, information about the Company’s customers, employees, suppliers, or vendors, and technical and other Company information that the Company customarily treats as confidential (collectively, “Company Confidential Information”) are and shall remain confidential to the maximum extent permitted by applicable law. The Director shall not, directly or indirectly, discuss, disclose, or publish the Company Confidential Information to anyone, in any forum, through any means. The Director may disclose the Company Confidential Information as permitted in Section 7 of this Agreement. Only if compelled by lawful court order or subpoena may the Director otherwise disclose the Company Confidential Information. The Director may not utilize others to disclose the Company Confidential Information on the Director’s behalf, and the Director may not post, blog, use social media, or otherwise participate in or contribute to any book, article, interview, podcast, or other

- 6 - 187382661.10 media that would result in the disclosure of Company Confidential Information. Nothing in this Section 9 shall prohibit the Director from publicly stating or discussing his dates of service to the Company, the positions he held while on the Board, a general description of his duties and accomplishments, or the general fact that the Parties separated on mutually agreeable terms. Company Confidential Information does not include information that is now or subsequently becomes available to the public through no fault of the Director or that is furnished by the Company to third parties without restriction on disclosure. The Company agrees that the facts and matters giving rise to this Agreement and all personal financial information, personal identifying information and other information about the Director that the Director customarily treats as confidential (collectively, “Director Confidential Information”) are and shall remain confidential to the maximum extent permitted by applicable law. The Company shall not, directly or indirectly, discuss, disclose, or publish the Director Confidential Information to anyone, in any forum, through any means. The Company may disclose the Director Confidential Information as permitted in Section 7 of this Agreement. Only if compelled by lawful court order or subpoena may the Company otherwise disclose the Director Confidential Information. The Company may not utilize others to disclose the Director Confidential Information on the Company’s behalf, and the Company may not post, blog, use social media, or otherwise participate in or contribute to any book, article, interview, podcast, or other media that would result in the disclosure of Director Confidential Information. Nothing in this Section 9 shall prohibit the Company from publicly stating or discussing the Director’s dates of service to the Company, the positions he held while on the Board, a general description of his duties and accomplishments, or the general fact that the Parties separated on mutually agreeable terms. Director Confidential Information does not include (a) the contents and terms of this Separation Agreement, (b) any other information regarding the Director’s board service, compensation from the Company, equity holdings information, or other information regarding the Director that the Company is required to include in public disclosures, reports or other filings made with the Securities and Exchange Commission or Nasdaq, or (c) information that is now or subsequently becomes available to the public through no fault of the Company or that is furnished by the Director to third parties without restriction on disclosure. 10. Return of Company Materials. The Director agrees to promptly return or destroy (without retaining any copies, summaries, files or notes derived from source materials) all information and records regarding the Company, whether or not created by the Director including, but not be limited to: all financial, sales and purchase data for the Company and the Company’s customers, all financial statements and projections, all marketing surveys and analyses, all strategic planning material, all data on the Company’s competitors, all customer information, all records regarding prospective customers of the Company, all documents regarding pending or threatened litigation involving the Company, all legal opinions, all personnel evaluations for the Company’s employees and outside vendors and contractors, all computer hardware and software, all price lists and formulas, all pricing quotations or proposals, all lists or compilations of customers and prospects, all promotional materials, all internal operating reports, all budgets and projections, all information related to the Company’s product development and intellectual property, all product designs, specifications, drawing, engineering, bills of material and other information related to the Company’s products, all corporate and equipment manuals and policies, all contracts with customers and suppliers, all supplier prices and quotations, all business correspondence, all

- 7 - 187382661.10 catalogs and product samples, all sensitive customer information, all sales reports and invoices, and all tangible and intangible property owned by the Company. 11. Non-Disparagement. The Director shall not knowingly, directly or indirectly, make negative comments or otherwise disparage the Company, any of its affiliates, or any of their respective officers, directors, employees, shareholders, agents or businesses in any manner likely to be harmful to them or their business reputations or personal reputations, or encourage others to do so. The Company shall direct its officers, directors and senior management team not to knowingly, directly or indirectly, make negative comments or otherwise disparage the Director in any manner likely to be harmful to him or his business reputation or personal reputation, or encourage others to do so. The foregoing shall not be violated by truthful statements in response to legal process, required governmental testimony or filings, or administrative or arbitral proceedings (including depositions in connection with such proceedings), provided that the Party making the statement has given the other Party prompt written notice of any such legal process and cooperated with the other Party’s efforts to seek a protective order. 12. Entire Agreement. This Agreement constitutes the entire agreement with respect to the subject matter hereof, and shall supersede any prior or contemporaneous oral or written agreements, understandings or communications or past courses of dealing between Company and the Director with respect to the subject matter hereof. Notwithstanding the foregoing, this Agreement does not supersede, amend, replace, or limit the July RSU Agreement or the Indemnification Agreement, each of which shall remain in full force and effect in accordance with its terms. 13. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Colorado, without regard to the principles of conflicts of law thereof; provided, however, that any questions regarding the construction, validity and interpretation of any claims released, and exceptions and exclusions thereto, pursuant to Section 3 shall be governed by applicable state or federal law under which such claims arise. 14. Cooperation in Future Matters. The Director hereby agrees that for a period of eighteen (18) months following the Resignation Date, the Director shall cooperate reasonably with the Company’s reasonable requests relating to matters that pertain to the Director’s service to the Company, including, without limitation, providing information or limited consultation as to such matters, participating in legal proceedings, investigations or audits on behalf of the Company, or otherwise making himself reasonably available to the Company for other related purposes. Any such cooperation shall be performed at scheduled times taking into consideration the Director’s other commitments. To the extent that such cooperation requires substantive work beyond 10 hours per calendar month, the Director shall be reasonably compensated for such cooperation time exceeding 10 hours per month in the amount of the lesser of $450 per hour and the hourly rate of his then-current salary; provided, however, that in no case shall the Director be compensated for providing testimony, depositions or preparation time for testimony or depositions. The Director’s travel costs related to any such cooperation that are pre-approved by the Company in accordance with its standard practices and policies shall be covered by the Company. The Director shall not be required to perform such cooperation to the extent it conflicts with any requirements of

- 8 - 187382661.10 exclusivity of services for an employer or otherwise, nor in any manner that in the good faith belief of the Director would conflict with the Director’s rights under or ability to enforce this Agreement. 15. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company’s successors and assigns and the Director’s personal or legal representatives, executors, administrators, heirs, distributees, devisees and legatees. This Agreement shall not be assignable by the Director, it being understood and agreed that this is a contract for the Director’s personal services. This Agreement shall not be assignable by the Company, except that the Company may assign it to an affiliate of the Company and shall assign it in connection with a transaction involving the succession by a third party to all or substantially all of the Company’s business and/or assets (whether direct or indirect and whether by purchase, merger, consolidation, liquidation or otherwise). When assigned to a successor, the assignee shall assume this Agreement and expressly agree to perform this Agreement in the same manner and to the same extent as the Company would be required to perform it in the absence of such an assignment and the Company shall be released of all obligations hereunder. For all purposes under this Agreement, the term “Company” shall include any successor to the Company’s business and/or assets that executes and delivers the assumption agreement described in the immediately preceding sentence or that becomes bound by this Agreement by operation of law. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns as provided in this Section 15 and is not for the benefit of, nor may any provision hereof be enforced by, any other person, except as otherwise set forth in this Agreement. 16. Captions; Interpretation. All captions and headings in this Agreement are for the purposes of reference and convenience only, and shall not limit or expand the provisions of this Agreement. This Agreement shall be deemed to have been drafted by all Parties and, in the event of a dispute, no Party hereto shall be entitled to claim that any provision should be construed against any other Party by reason of the fact that it was drafted by one particular Party. 17. Execution and Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. SIGNATURES ON FOLLOWING PAGE

- 9 - 187382661.10 IN WITNESS WHEREOF, the Parties or authorized representatives thereof have duly executed this Agreement as of the dates set forth below. COMPANY: By: Date: Name: David Namdar Title: Chief Executive Officer DIRECTOR: Date: Nicholas J. Etten June 10, 2026 June 10, 2026